Basic and Diluted Loss Per Share	12 Months Ended
Dec. 31, 2022
Basic and Diluted Loss Per Share
Basic and Diluted Loss Per Share

Note 23. Basic and Diluted Loss Per Share

Basic earnings (loss) per share are calculated by dividing net income (loss) attributable to owners of the Company by the weighted average number of ordinary shares outstanding during the period.

	Year ended
	December 31,
(in thousands of euros)	2020	2021	2022
Net loss for the period	(33,619)	(49,635)	(54,274)
Weighted average number of outstanding shares used for computing basic/diluted loss per share	33,874,751	39,168,152	41,449,732
Basic/diluted loss per share (in €)	(0.99)	(1.27)	(1.31)

As the Company recorded a loss in 2020, 2021 and 2022, diluted earnings (loss) per share are identical to basic earnings (loss) per share. Share-based payment plans (BSAs, BSPCEs and AGAs) are not included as their effects would be anti-dilutive.